Exhibit 10.2

AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this “Amendment”), is entered into as of August 29, 2018, by and among (a) QUANTERIX CORPORATION, a Delaware corporation (“Borrower”), (b) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (as defined below) (collectively referred to as “Lender”), and (c) HERCULES CAPITAL, INC. (formerly known as Hercules Technology Growth Capital, Inc.), a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, “Agent”).

WHEREAS, Borrower, Lender and Agent are parties to a certain Loan and Security Agreement dated as of April 14, 2014, as amended by a certain Amendment No. 1 to Loan and Security Agreement dated as of March 4, 2015, among Borrower, Lender and Agent, as amended by a certain Amendment No. 2 to Loan and Security Agreement dated as of January 29, 2016, among Borrower, Lender and Agent, as amended by a certain Amendment No. 3 to the Loan and Security Agreement dated as of March 31, 2017, among Borrower, Lender and Agent, and as further amended by a certain Amendment No. 4 to Loan and Security Agreement dated as of July 24, 2017, among Borrower, Lender and Agent (as amended, and as the same may from time to time be further amended, supplemented, restated, amended and restated or otherwise modified form time to time in accordance with its terms, the “Loan Agreement”); and

WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Borrower, Lender and Agent desire to amend the Loan Agreement as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Terms not otherwise defined herein which are defined in the Loan Agreement shall have the same respective meanings herein as therein.

2.             Amendments to Loan Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Loan Agreement is hereby amended as follows:

(a)           The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 1.1 (Definitions and Rules of Construction) thereof:

“              “2018 End of Term Charge” means a charge equal to Seventy-Five Thousand Dollars ($75,000.00).”

“              “Fifth Amendment Closing Date” is August 29, 2018.”

(b)           The following definition appearing in Section 1.1 of the Loan Agreement is amended in its entirety and replaced with the following:

“              “Term Loan Maturity Date” means March 1, 2020.”

(c)           The second and third sentences set forth in Section 2.1(d) (Payment) of the Loan Agreement are deleted in their entirety.

(d)           The second and third sentences set forth in Section 2.1.1(d) (Payment) of the Loan Agreement are deleted in their entirety.

(e)           The second and third sentences set forth in Section 2.1.1.1(d) (Payment) of the Loan Agreement are deleted in their entirety.

(f)            The second and third sentences set forth in Section 2.1.1.1.1(d) (Payment) of the Loan Agreement are deleted in their entirety.

(g)           Section 2.5 (End of Term Charge) of the Loan Agreement is amended in its entirety and replaced with the following:

“              2.5          End of Term Charge.  On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender the 2018 End of Term Charge (provided that notwithstanding the required payment date of the 2018 End of Term Charge, it shall be deemed earned by Lender as of the Fifth Amendment Closing Date).”

3.             Conditions to Effectiveness.  Agent, Lender and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to Agent:

(a)           Agent shall have received a fully-executed counterpart of this Amendment signed by Borrower, and such other documents, agreements and certificates required by Agent in connection with this Amendment, each in form and substance satisfactory to Agent;

(b)           Borrower shall have paid to Agent, for the account of Lender, a non-refundable facility fee in the amount of Fifty Thousand Dollars ($50,000.00), which fee shall be fully earned as of the date hereof; and

(c)           Agent shall have received payment for all fees and expenses incurred by Agent and Lender in connection with this Amendment, including, but not limited to, all legal fees and expenses.

4.             Representations and Warranties.  The Borrower hereby represents and warrants to Agent and Lender as follows:

(a)           Representations and Warranties in the Agreement.  The representations and warranties of Borrower set forth in Section 5 of the Loan Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(b)           Authority, Etc.  The execution and delivery by Borrower of this Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate authority of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower.  With respect to Borrower, the execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).

(c)           Enforceability of Obligations.  This Amendment, the Loan Agreement and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)           No Default.  Before and after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.

(e)           Event of Default.  By its signature below, Borrower hereby agrees that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.

5.             Reaffirmations.  Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect.  Nothing contained in this Amendment shall in any way prejudice, impair or affect any rights or remedies of Agent or Lender under the Loan Agreement and the other Loan Documents.  Except as specifically amended hereby, Borrower hereby ratifies, confirms, and reaffirms all covenants contained in the Loan Agreement and the other Loan Documents.  The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Loan Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or any other Loan Document as amended hereby.

6.             Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument

7.             Miscellaneous.

(a)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.

(b)           The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

(c)           This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(d)           Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(e)           The provisions of Section 11 of the Loan Agreement, not otherwise addressed in this Amendment, shall be deemed incorporated by reference, mutatis mutandis.

IN WITNESS WHEREOF, Borrower, Agent and Lender have duly executed and delivered this Amendment as of the day and year first above written.

BORROWER:

QUANTERIX CORPORATION

	Signature:	/s/ Joseph Driscoll
	Print Name:	Joseph Driscoll
	Title:	CFO

Accepted in Palo Alto, California:
AGENT:

HERCULES CAPITAL, INC. (formerly known as Hercules Technology Growth Capital, Inc.)

	Signature:	/s/ Jennifer Choe
	Print Name:	Jennifer Choe
	Title:	Assistant General Counsel

LENDER:

HERCULES CAPITAL, INC. (formerly known as Hercules Technology Growth Capital, Inc.)

	Signature:	/s/ Jennifer Choe
	Print Name:	Jennifer Choe
	Title:	Assistant General Counsel

HERCULES CAPITAL FUNDING TRUST 2014-1

By: HERCULES CAPITAL, INC., its servicer

	Signature:	/s/ Jennifer Choe
	Print Name:	Jennifer Choe
	Title:	Assistant General Counsel